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                                                                    EXHIBIT 10.6



                   ASSIGNMENT, PLEDGE AND SECURITY AGREEMENT


         This Assignment, Pledge and Security Agreement (the "Agreement") is made and entered into as of the ____ day of November, 1996, by and between Diversified Opportunities Group,, Ltd., an Ohio limited liability company whose principal place of business is at 425 Lakeside Avenue, Cleveland, Ohio 44114 (the "Secured Party"), and Black Hawk Gaming & Development Company, Inc., a Colorado corporation, whose principal place of business is at 2060 Broadway, Suite 400, Boulder, Colorado 80302 (the "Debtor").

         1. Pledge and Grant of Security Interest. As security for the payment of all indebtedness and other obligations of the Debtor to the Secured Party under a certain Convertible Promissory Note of even date herewith executed by the Debtor in the original principal amount of $1,500,000 and payable to the Secured Party and any and all renewals, extensions or substitutions therefor (the "Note") and the obligations of Debtor under that certain Amended and Restated Purchase Agreement of even date herewith between the Debtor and the Secured Party (the "Purchase Agreement") and under this Agreement (collectively, the "Obligations"), the Debtor hereby pledges and assigns to the Secured Party, and grants to the Secured Party a security interest in, all of the Debtor's right, title, and interest in and to certain property consisting of (a) the Membership Interest of the Debtor in Black Hawk/Jacobs Entertainment, LLC, a Colorado limited liability company (the "LLC"), (b) the Capital Interest of the Debtor in the LLC, (c) the interest of the Debtor in the Net Profits and Net Losses and Net Cash Flow of the LLC together with any and all additional Membership Interests in the LLC now or hereafter acquired by the Debtor in any manner, and any and all certificates representing the membership interests, and all cash, dividends, distributions and other instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Membership Interests; and (d) all products and proceeds of any of the foregoing, and all other rights and privileges associated with Debtor's membership in the LLC (collectively, the "Collateral"). Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Obligations and would be owed by the Debtor to the Secured Party but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Debtor. "Proceeds" shall have the meaning set forth in the Uniform Commercial Code and shall include without limitation all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash or liquidated claims. (All capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Operating Agreement for the LLC (the "Operating Agreement").) The other members of the LLC are Secured Party and BH Entertainment Ltd. ("Entertainment").

         2. Representations, Warranties and Covenants of the Debtor. The Debtor represents, warrants and agrees as follows:
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                 (a)      The Debtor owns all of the Collateral including,
without limitation, both the legal title and beneficial interest in the Membership Interest, free and clear of all liens, claims and encumbrances except for the rights of the Secured Party granted hereunder;

                 (b) The Debtor has full power and authority to make the pledges, assignments and grants of security interests made hereby;

                 (c) No consent of any person or entity and no authorization, approval or other action by, and no notice to or filing with any governmental authority or regulatory body is required for the Debtor to make the pledges, assignments or grants of security interests made hereby or for the Secured Party to exercise its rights hereunder;

                 (d) The pledges, assignments and grants of security interests made hereby will not contravene any agreement binding upon the Debtor;

                 (e) The pledge of the Membership Interest, and the grant of a security interest therein, to the Secured Party is, and shall remain, duly noted in the books and records of the LLC including, without limitation, the register or other similar listing of membership interests;

                 (f) The Note and this Agreement are legally valid and binding and are enforceable against the parties thereto in accordance with their respective terms, and this Agreement creates in favor of the Secured Party a valid first priority security interest in, and lien upon, the Collateral;

                 (g) The chief executive office of the Debtor is located at the address set forth at the top of this Agreement and the Debtor shall notify the Secured Party promptly in writing in the event the Debtor relocates its chief executive office during the term of this Agreement;

                 (h) The Debtor will execute such financing statements in connection herewith as the Secured Party may reasonably request;

                 (i) The Debtor will pay or cause to be paid all taxes, assessments, fees and other charges respecting the Collateral or this Agreement which are from time to time levied upon or assessed against the Collateral, this Agreement or the Debtor (but the Debtor may contest such taxes or other charges in good faith and with due diligence, provided no part of the Collateral will be subject to a lien, forfeiture, sale or diminution in value in connection with such contested tax or other charge during any such contest);

                 (j) The Debtor will not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of or grant any option with respect to the Membership Interest or the Collateral or (ii) create or permit to exist any lien, security interest, restriction, option or other charge or encumbrance upon or with respect to any of the Collateral except for the rights granted to the Secured Party hereby; and





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                 (k)      Except as permitted by the Operating Agreement, the
Debtor shall cause the LLC not to issue any Membership Interest or other securities in addition to or in substitution for the Membership Interest except to the Debtor, Secured Party or Entertainment, and the Debtor shall, immediately upon its acquisition (directly or indirectly) thereof, pledge to the Secured Party any and all such additional Membership Interests or other securities of the LLC upon the terms and subject to the conditions of this Agreement and such Membership Interests or securities shall constitute part of the Collateral hereunder.

                 3.       Membership Interest.

                 (a) If at any time the Membership Interest is evidenced by one or more certificates, then the Debtor shall deliver or cause to be delivered to the Secured Party such certificate(s), duly endorsed to the order of the Secured Party in order to evidence the pledge being made hereunder. The Membership Interest shall be held by the Secured Party in accordance with the terms of this Agreement. Upon the occurrence of an Event of Default as provided herein, the Secured Party shall have the right, at any time in its discretion and without notice to the Debtor, to transfer to or to register in the name of the Secured Party, or any of its nominees, any or all of the Membership Interest. In addition, the Secured party shall have the right at any time to exchange any certificates or instruments representing or evidencing any of the Membership Interest for certificates or instruments of smaller or larger denominations.

                 (b) So long as no Event of Default or event which, with the giving of notice or the lapse of time, or both, would become an Event of Default shall have occurred and be continuing:

                          (i) The Debtor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Membership Interest or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Note; provided, however, that the Debtor shall not exercise or refrain from exercising any such right if, in the Secured Party's judgment, such action would have a material adverse effect on the value of the Collateral or any part thereof.

                          (ii) The Debtor shall be entitled to receive and retain any and all dividends or other distributions paid in respect of the Membership Interest; provided, however, that any and all

                                  (a)      dividends and distribution paid or
                                           payable other than in cash in
                                           respect of, and certificates,
                                           instruments and other property
                                           received, receivable or otherwise
                                           distributed in respect of, or in
                                           exchange for, any of the Membership
                                           Interest;





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                                  (b)      dividends and other distributions
                                           paid or payable in cash in respect
                                           of any Membership Interest in
                                           connection with a partial or total
                                           liquidation or dissolution or in
                                           connection with a reduction of
                                           capital, capital surplus or paid-in
                                           surplus; and

                                  (c)      cash paid, payable or otherwise
                                           distributed in respect of, or in
                                           redemption of, or in exchange for,
                                           any Membership Interest;

                                  shall be, and shall be forthwith delivered to the Secured Party to hold as, Collateral and shall, if received by the Debtor, be received in trust for the benefit of the Secured Party, be segregated from the other property or funds of the Debtor, and be forthwith delivered to the Secured Party as Collateral in the same form as so received (with any necessary indorsement or assignment).

                          (iii) The Secured Party shall execute and deliver (or cause to be executed and delivered) to the Debtor all such proxies and other instruments as the Debtor may reasonably request for the purpose of enabling the Debtor to exercise the voting and other rights which the Debtor is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or payments which it is authorized to receive and retain pursuant to paragraph (ii) above.

                 (c)      Upon the occurrence of an Event of Default:

                          (i) All rights of the Debtor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 3(b)(i) and to receive and retain pursuant to
                                  Section 3(b)(ii) shall cease, and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Collateral such dividends and payments.

                          (ii) All dividends and payments which are received by the Debtor contrary to the provisions of paragraph (i) of this Section 3(c) shall be received in trust by the Debtor for the benefit of the Secured Party, shall be segregated from other funds of the Debtor and shall be forthwith paid over to the Secured Party as collateral in the same form as so received (with any necessary indorsement).





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         4.      Indemnification.  The Debtor hereby agrees to indemnify and save the Secured Party harmless from any loss, damage or expense, including attorneys' fees, incurred by the Secured Party as a result of the Debtor's breach of any of the terms of this Agreement or any of the warranties, obligations or undertakings described in this Agreement, the Note or any other instrument executed in connection herewith. The Debtor further agrees to pay to the Secured Party upon demand the amount of any and all reasonable expenses, including the fees and expenses of its counsel and any experts and agents, which the Secured Party may incur in connection with the administration of this Agreement, the custody, preservation or use of, or the sale of, collection from or other realization upon, any of the Collateral or the exercise or enforcement of any of the rights of the Secured Party hereunder. The indemnities set forth in this Section 4 shall survive the expiration or earlier termination of this Agreement with respect to acts or events occurring or alleged to have occurred prior to such expiration or earlier termination.

         5.      Default and Remedies.

                 (a) Each of the following shall constitute an Event of Default hereunder:

                          (i) An Event of Default occurs and is continuing under the Note;

                          (ii) The Debtor defaults in the performance of any obligation of the Debtor hereunder or under the Purchase Agreement for more than fifteen
                                  (15) days after the Secured Party has given notice of such default to the Debtor;

                          (iii) Entertainment delivers a notice to the Debtor that pursuant to the terms of the Operating Agreement, Entertainment is electing its Purchase Right of the Debtor's Membership Interest in the LLC, or an event occurs that pursuant to the terms of the Operating Agreement would subject all of the Debtor's Membership Interest in the LLC to automatic and immediate termination; or

                          (iv) Any representation or warranty made herein by the Debtor shall prove to have been false or misleading in any material respect as of the date hereof or to have been breached and is not cured within fifteen (15) days after the Secured Party has given notice to the Debtor thereof.

                 (b) (i) Subject to clause (ii), below, if an Event of Default shall occur, then the Secured Party may at its option (x) declare the Note to be immediately due and payable in full, whereupon the unpaid principal of and accrued interest on the Note shall become immediately due and payable and (y) the Secured Party may exercise all rights and remedies (not inconsistent with the terms of the Note or this Agreement) with respect to the Collateral as are available to it under such agreements and instruments and applicable law.





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                 (ii)     The following provisions shall apply if an Event of
Default shall occur. The principal and accrued interest on the Note shall be immediately due and payable without any notice or other action being required on the part of the Secured Party. If the Event of Default consists of Entertainment's election of a Purchase Right, then the Secured Party's remedies for this Event of Default shall be limited to the extent and in the circumstances provided in the Operating Agreement. If the Event of Default is one that causes the automatic termination of the Debtor's Membership Interest, and the Membership Interest of the Secured Party as a result increases in accordance with the provisions of the Operating Agreement, then the Secured Party shall transfer the Note to the LLC as provided by the Operating Agreement and shall exercise no remedies thereunder inconsistent with its obligations as set out under the Operating Agreement. In the event of any other Event of Default hereunder, then Secured Party's remedy shall be limited in the same manner as if the Event of Default consists of Entertainment's election of a Purchase Right under the Operating Agreement. In any event, provided all of the applicable provisions of Section 11.2(b) of the Operating Agreement occur, Secured Party shall take no further action against the Debtor to enforce payment under the Note, except for the payment of accrued but unpaid interest.

                 (iii) Without limiting the generality of the remedies provided for above, following an Event of Default the Secured Party shall (i) be entitled to exercise all rights with respect to the Membership Interest, including the right to vote the Membership Interest and to give all consents, waivers and ratifications in respect thereof, and in such event and for such purpose, the Debtor hereby irrevocably constitutes and appoints the Secured Party as its proxy and attorney-in-fact (which appointment shall be coupled with an interest) with full power of substitution, to do so. To evidence such appointment, the Debtor agrees to execute and deliver such further documents and instruments as the Secured Party reasonably may request. The rights and remedies provided in this Agreement are cumulative and in addition to any rights and remedies which the Secured Party may have under the Note or at law or in equity. The Secured Party shall be entitled to reimbursement from the Debtor for all reasonable costs, attorneys' fees and legal expenses incurred by it in exercising such rights and remedies.

         6. Termination; Reinstatement or Continuation. The Secured Party agrees that upon satisfaction by the Debtor of all of the Obligations, the Secured Party shall cancel this Agreement and related financing statements, if any, and return to the Debtor any document or instrument delivered by the Debtor to the Secured Party to perfect the pledge and security agreement granted hereunder. Notwithstanding the foregoing, this Agreement shall be reinstated or continue to be effective, as the case may be, if at any time any payment or performance of the Obligations is rescinded or must otherwise be returned by the Secured Party upon the insolvency, bankruptcy or reorganization of the Debtor or otherwise, all as though such payment or performance had not be made.

         7. Secured Party's Duties. The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any certificates or other instruments evidencing the Membership Interest in its possession and an accounting for moneys actually received by it hereunder, the Secured Party shall have no duty, as to any Collateral, to ascertain or take action





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with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property.

         8.      Miscellaneous.

                 (a) Governing Law. This Agreement and the Note shall be contracts made under and governed by the laws of the State of Colorado.

                 (b) Colorado Gaming Laws. The exercise of any rights under this Agreement shall be subject to and consistent with the requirements of the Colorado gaming laws (C.R.S. Section 12-47.1-101 et seq., as the same may be amended or supplemented from time to time, together with the regulations promulgated thereunder).

                 (c) Severability. Whenever possible, each provision of the Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent and duration of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                 (d) Notice. Any notice required or given hereunder shall be deemed properly given (i) two business days after mailed, certified mail, return receipt requested, postage prepaid, addressed to the designated recipient at its address set forth in the introductory paragraph of this Agreement or such other address as such party may advise by notice given in accordance with this provision or (ii) upon receipt by the party to whom addressed if given in writing by personal delivery, commercial courier service, telecopy or other means which provides a permanent record of the delivery of such notice.

                 (e) No Waiver; Modification. The Secured Party may in its sole discretion waive a default. Any waiver granted by the Secured Party must be made in a writing signed by the Secured Party and no failure or delay of the Secured Party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof. Any such waiver granted in a particular instance or of a particular default shall not be a waiver of other defaults or of the same kind of default at another time. No modification or change in this Agreement or the Note or any related instrument or agreement shall bind the Secured Party unless in writing signed by the Secured Party. No oral agreement shall be binding.

                 (f) Further Assurances. The Debtor from time to time shall, at its own expense, execute and deliver all such proxies, agreements and other instruments and documents and take all such action as may be necessary or that the Secured Party may deem appropriate in order to perfect and protect any security interest granted or purported to be granted hereby or the





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first priority of such security interest, to enable the Secured Party to enforce its rights and remedies hereunder or otherwise to effectuate the purposes of this Agreement and carry out the terms hereof.

                 (g) Financing Statements. If permitted by law, the Debtor authorizes the Secured Party to file a financing statement with respect to the Collateral signed only by the Secured Party and to file a carbon, photograph or other reproduction of this Agreement or of a financing statement for such purpose.

                 (h) Successors. This Agreement shall be binding upon, and shall inure to the benefit of, the successors and assigns of the Debtor and the Secured Party. Neither party may assign this Agreement or its rights hereunder without the prior written consent of the other party.

                 (i) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which, when taken together, shall constitute one and the same Agreement.


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         IN WITNESS WHEREOF, the Debtor and the Secured Party have duly executed and delivered this Agreement as of the day and year first above written.

BLACK HAWK GAMING &                          DIVERSIFIED OPPORTUNITIES
DEVELOPMENT COMPANY, INC.                    GROUP LTD.

By: /s/ STEPHEN R. ROARK                     By:  JACOBS ENTERTAINMENT LTD.,
    ---------------------------                   its manager

Name/Title: President
            -------------------

                                             By: /s/ DAVID C. GRUNENWALD
                                                 -----------------------------
                                             Title: Vice President
                                                    --------------------------







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